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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 15, 2004
                                                --------------------------------


                              SCANVEC AMIABLE LTD.
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             (Exact Name of Registrant as Specified in its Charter)


            Israel                     000-23734                N/A
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 (State or Other Jurisdiction         (Commission          (IRS Employer
       of Incorporation               File Number)       Identification No.)


Two International Plaza, Suite 625, Philadelphia, Pennsylvania     19113-1518
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           (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:      (610) 521-6300
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 17, 2004, Scanvec Amiable, Ltd. (the "Company") and William H. McDonnell entered into an employment agreement under which Mr. McDonnell is to serve as the Chief Financial Officer of the Company, effective as of November 15, 2004. Under the employment agreement, Mr. McDonnell is entitled to receive an annual base salary of $110,000. Mr. McDonnell also is entitled to receive an annual bonus of $10,000 subject to the Company's Board of Directors' determination that Mr. McDonnell has performed satisfactorily and that the Company has achieved its performance goals for the then recently completed fiscal year. In addition, the Board of Directors may grant to Mr. McDonnell another $10,000 as a discretionary bonus based upon Mr. McDonnell's performance and the Company's profitability. Either the Company or Mr. McDonnell may terminate Mr. McDonnell's employment for any reason upon 30 days' notice. The employment agreement does not otherwise have a termination date. Mr. McDonnell is entitled to two months' salary as severance if he is terminated without cause (as cause is defined in the employment agreement). No severance payments are required if Mr. McDonnell voluntarily resigns or is terminated by the Company for cause. In addition, pursuant to the employment agreement, the Company granted Mr. McDonnell options to acquire 25,000 shares of the Company's common stock at a price of $1.55 per share, with 8,334 options vesting immediately and with 8,333 vesting on December 31, 2005 and 2006. Upon a change of control or a sale of substantially all the assets of the Company, Mr. McDonnell will be entitled to a payment of $30,000, and any unvested options will vest immediately. The employment agreement also contains provisions relating to the non-disclosure of proprietary information and non-competition for 12 months following termination of his employment.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On November 15, 2004, the Company appointed William H. McDonnell as the Company's Chief Financial Officer. Mr. McDonnell has over 12 years of auditing experience. From June 2000 until June 2004, Mr. McDonnell was the Corporate Controller and Vice President of Finance at FNX Limited, a financial risk management software development company. From August 1998 until June 2000, Mr. McDonnell was a Senior Audit Consultant for Unisys Corporation. Mr. McDonnell holds a BS in Accounting from Georgetown University and passed the certified public accountant examination in 1993. The terms of Mr. McDonnell's employment agreement are described under Item 1.01 above.

            As a result of the appointment of Mr. McDonnell, Robert Fenton is no longer performing consulting services for the Company, and the consulting agreement between the Company and Lordi Consulting L.L.C. providing for such services has been terminated in accordance with its terms and without any penalty.









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SCANVEC AMIABLE LTD.


Date: November 19, 2004                              By: /s/ Dr. Ramon Harel
                                                        ------------------------
                                                        Dr. Ramon Harel
                                                        Chief Executive Officer